LEGG MASON LOW VOLATILITY HIGH DIVIDEND ETF

Schedule of investments (unaudited)	January 31, 2021

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.3%
COMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 2.2%
Verizon Communications Inc.	281,341	$15,403,420

Media - 4.5%
Interpublic Group of Cos. Inc.	582,047	14,009,871
Omnicom Group Inc.	267,986	16,716,967

Total Media		30,726,838

TOTAL COMMUNICATION SERVICES		46,130,258

CONSUMER STAPLES - 16.5%
Beverages - 4.5%
Coca-Cola Co.	320,110	15,413,296
PepsiCo Inc.	114,323	15,613,092

Total Beverages		31,026,388

Food Products - 9.9%
Archer-Daniels-Midland Co.	306,917	15,348,919
Campbell Soup Co.	193,381	9,303,560
Conagra Brands Inc.	205,537	7,111,580
General Mills Inc.	239,591	13,920,237
JM Smucker Co.	88,996	10,360,025
Kellogg Co.	192,714	11,358,563

Total Food Products		67,402,884

Household Products - 2.1%
Kimberly-Clark Corp.	107,618	14,216,338

TOTAL CONSUMER STAPLES		112,645,610

FINANCIALS - 8.6%
Banks - 6.8%
First Hawaiian Inc.	128,069	2,977,604
FNB Corp.	236,280	2,329,721
Huntington Bancshares Inc.	1,463,570	19,355,713
Park National Corp.	5,826	629,266
People’s United Financial Inc.	350,573	4,788,827
WesBanco Inc.	25,771	747,359
Zions Bancorp NA	349,952	15,446,882

Total Banks		46,275,372

Capital Markets - 0.8%
Bank of New York Mellon Corp.	85,480	3,404,668
Cohen & Steers Inc.	10,966	718,273
Waddell & Reed Financial Inc., Class A Shares	64,067	1,620,255

Total Capital Markets		5,743,196

See Notes to Schedule of Investments.

Legg Mason Low Volatility High Dividend ETF 2021 Quarterly Report	1

LEGG MASON LOW VOLATILITY HIGH DIVIDEND ETF

Schedule of investments (unaudited) (cont’d)	January 31, 2021

SECURITY	SHARES	VALUE
Insurance - 0.3%
American National Group Inc.	4,890	$432,178
Mercury General Corp.	16,709	885,744
Safety Insurance Group Inc.	5,542	407,005

Total Insurance		1,724,927

Thrifts & Mortgage Finance - 0.7%
New York Community Bancorp Inc.	448,865	4,695,128
Provident Financial Services Inc.	22,438	415,551

Total Thrifts & Mortgage Finance		5,110,679

TOTAL FINANCIALS		58,854,174

HEALTH CARE - 15.5%
Biotechnology - 5.4%
AbbVie Inc.	192,651	19,742,875
Amgen Inc.	69,742	16,837,811

Total Biotechnology		36,580,686

Health Care Providers & Services - 2.8%
CVS Health Corp.	269,674	19,322,142

Pharmaceuticals - 7.3%
Johnson & Johnson	110,904	18,091,769
Merck & Co. Inc.	204,512	15,761,740
Pfizer Inc.	430,698	15,462,058
Viatris Inc.	53,442	907,980	*

Total Pharmaceuticals		50,223,547

TOTAL HEALTH CARE		106,126,375

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.1%
General Dynamics Corp.	99,386	14,577,938

Air Freight & Logistics - 2.1%
United Parcel Service Inc., Class B Shares	92,455	14,330,525

Electrical Equipment - 5.1%
Eaton Corp. PLC	147,469	17,357,101
Emerson Electric Co.	217,724	17,276,400

Total Electrical Equipment		34,633,501

Industrial Conglomerates - 2.5%
3M Co.	98,242	17,257,190

TOTAL INDUSTRIALS		80,799,154

INFORMATION TECHNOLOGY - 10.0%
Communications Equipment - 1.2%
Juniper Networks Inc.	329,304	8,041,604

See Notes to Schedule of Investments.

2	Legg Mason Low Volatility High Dividend ETF 2021 Quarterly Report

LEGG MASON LOW VOLATILITY HIGH DIVIDEND ETF

Schedule of investments (unaudited) (cont’d)	January 31, 2021

SECURITY	SHARES	VALUE
IT Services - 6.4%
International Business Machines Corp.	138,811	$16,533,778
Paychex Inc.	176,946	15,450,925
Western Union Co.	551,935	12,291,593

Total IT Services		44,276,296

Technology Hardware, Storage & Peripherals - 2.4%
Seagate Technology PLC	245,778	16,250,841

TOTAL INFORMATION TECHNOLOGY		68,568,741

MATERIALS - 2.7%
Chemicals - 1.0%
LyondellBasell Industries NV, Class A Shares	84,384	7,236,772

Containers & Packaging - 1.7%
Packaging Corp. of America	84,644	11,381,232

TOTAL MATERIALS		18,618,004

REAL ESTATE - 14.0%
Equity Real Estate Investment Trusts (REITs) - 14.0%
Agree Realty Corp.	34,970	2,210,104
CoreCivic Inc.	118,550	842,890
Crown Castle International Corp.	86,491	13,774,557
CubeSmart	174,840	6,091,426
Four Corners Property Trust Inc.	31,211	822,722
Gaming and Leisure Properties Inc.	127,680	5,251,478
Getty Realty Corp.	13,208	350,937
Highwoods Properties Inc.	64,027	2,400,372
Industrial Logistics Properties Trust	41,912	888,953
Kimco Realty Corp.	329,707	5,443,463
Lamar Advertising Co., Class A Shares	34,422	2,780,609
Lexington Realty Trust	109,050	1,117,762
Life Storage Inc.	58,753	4,793,070
LTC Properties Inc.	18,236	704,639
Macerich Co.	638,508	10,024,576
Monmouth Real Estate Investment Corp.	27,418	475,154
National Health Investors Inc.	20,438	1,325,200
National Retail Properties Inc.	96,550	3,765,450
Piedmont Office Realty Trust Inc., Class A Shares	74,177	1,140,842
Public Storage	68,540	15,601,075
Realty Income Corp.	185,469	10,953,799
STORE Capital Corp.	163,139	5,060,572

TOTAL REAL ESTATE		95,819,650

See Notes to Schedule of Investments.

Legg Mason Low Volatility High Dividend ETF 2021 Quarterly Report	3

LEGG MASON LOW VOLATILITY HIGH DIVIDEND ETF

Schedule of investments (unaudited) (cont’d)	January 31, 2021

SECURITY	SHARES	VALUE
UTILITIES - 13.5%
Electric Utilities - 7.1%
ALLETE Inc.	36,674	$2,304,594
Alliant Energy Corp.	97,740	4,755,051
American Electric Power Co. Inc.	176,621	14,290,405
Exelon Corp.	82,720	3,437,843
Hawaiian Electric Industries Inc.	29,823	985,949
Pinnacle West Capital Corp.	99,911	7,518,303
PPL Corp.	557,651	15,430,203

Total Electric Utilities		48,722,348

Multi-Utilities - 6.4%
Consolidated Edison Inc.	167,697	11,869,594
DTE Energy Co.	137,843	16,364,721
Public Service Enterprise Group Inc.	276,141	15,582,636

Total Multi-Utilities		43,816,951

TOTAL UTILITIES		92,539,299

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $622,549,545)		680,101,265

	RATE
SHORT-TERM INVESTMENTS - 0.5%
Invesco Treasury Portfolio, Institutional Class (Cost - $3,136,792)	0.010%	3,136,792	3,136,792

TOTAL INVESTMENTS - 99.8% (Cost - $625,686,337)			683,238,057
Other Assets in Excess of Liabilities - 0.2%			1,562,967

TOTAL NET ASSETS - 100.0%			$684,801,024

*	Non-income producing security.

At January 31, 2021, the Fund had the following open futures contracts:

	Number of	Expiration	Notional	Market	Unrealized
	Contracts	Date	Amount	Value	Appreciation
Contracts to Buy:
E-mini S&P 500 Index	22	3/21	$4,056,152	$4,075,720	$19,568

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	Legg Mason Low Volatility High Dividend ETF 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Low Volatility High Dividend ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day

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Notes to Schedule of Investments (unaudited) (continued)

of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

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Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
			SIGNIFICANT
		OTHER SIGNIFICANT	UNOBSERVABLE
	QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks	$680,101,265	—	—	$680,101,265
Short-Term Investments†	3,136,792	—	—	3,136,792

Total Investments	$683,238,057	—	—	$683,238,057

Other Financial Instruments:
Futures Contracts	$19,568	—	—	$19,568

Total	$683,257,625	—	—	$683,257,625

†	See Schedule of Investments for additional detailed categorizations.

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